Exhibit 10.25 (;FH[YZKWP(; ([KLELW )LUVW$PHQGPHQW 7R %RUJ:DUQHU,QF%RDUGRI'LUHFWRUV'HIHUUHG&RPSHQVDWLRQ3ODQ $V$PHQGHGDQG5HVWDWHG(IIHFWLYH-DQXDU\  (IIHFWLYH-DQXDU\6HFWLRQRIWKHWKH%RUJ:DUQHU,QF%RDUGRI'LUHFWRUV'HIHUUHG&RPSHQVDWLRQ3ODQ $V$PHQGHGDQG5HVWDWHG(IIHFWLYH-DQXDU\ LVKHUHE\DPHQGHGDVIROORZV 6HFWLRQ7LPLQJRI'HIHUUDO&UHGLWV 7KHSHUFHQWDJHDPRXQWRID5HWDLQHU)HHWKDWD3DUWLFLSDQWHOHFWVWRGHIHULQ WKH'HIHUUDO(OHFWLRQVKDOOFDXVHDQHTXLYDOHQWUHGXFWLRQLQWKHDPRXQWRIWKH5HWDLQHU)HHDFWXDOO\SDLGLQFDVKWR the Participant for that year. Retainer Fee deferrals shall be credited to each Participant’s appropriate De IHUUHG %HQHILW$FFRXQWDVRIWKHILUVW%XVLQHVV'D\RIWKHFDOHQGDUTXDUWHULPPHGLDWHO\IROORZLQJWKHFDOHQGDUTXDUWHULQ ZKLFKWKH5HWDLQHU)HHZDVSD\DEOHWRWKH3DUWLFLSDQW)RUH[DPSOHD5HWDLQHU)HHSD\DEOHWRWKH3DUWLFLSDQWGXULQJ 1RYHPEHUZLOOEH credited to the Participant’s Deferred Benefit Account as of the first Business Day of January. The amounts credited to the Participant’s deferred Benefit Account will be allocated among the Investment Options HOHFWHGE\WKH3DUWLFLSDQWXQGHU6HFWLRQ